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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) November 5, 2001

                               PCB HOLDING COMPANY
                               -------------------
             (Exact name of registrant as specified in its charter)

         Indiana                           0-24135               35-2040715
         -------                           --------              ----------
(State or other Jurisdiction of           (Commission           (IRS Employer
incorporation or organization)            File Number)       Identification No.)

                    819 Main Street, Tell City, Indiana 47586
                    -----------------------------------------
                    (Address of principal executive offices)

                                 (812) 547-7094
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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ITEM 5.         OTHER EVENTS.
                ------------

         On November 5, 2001, PCB Holding Company (the "Company") filed a Form 15 to terminate registration of its common stock under the Securities and Exchange Act of 1934. The Company issued a press release announcing the filing of the Form 15, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

                (c)    Exhibits

                EXHIBIT NO.            DESCRIPTION
                -----------            -----------

                99.1                   Press release dated November 5, 2001.




















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 5, 2001              By: /s/ Carl D. Smith
                                          ---------------------------------
                                          Carl D. Smith
                                          President and Chief Executive Officer















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